UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2014

FIRST CITIZENS BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 Six Forks Road Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

(919) 716-7000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated October 1, 2014, filed by First Citizens BancShares, Inc. (the “Company” or “North”), with the Securities and Exchange Commission (the “Original Form 8-K”), and is being filed solely to amend Item 9.01 of the Original Form 8-K to present certain unaudited financial statements of First Citizens Bancorporation, Inc. (“South”) and certain unaudited pro forma financial information. No other changes are being made to the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of South and its subsidiaries as of December 31, 2013 and 2012, and for each of the years in the three years ended December 31, 2013, are filed as Exhibit 99.2 to the Original Form 8-K.

The unaudited consolidated financial statements of South and its subsidiaries as of September 30, 2014, and for the three and nine months ended September 30, 2014 and 2013, are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information of the Company and South as of and for the nine months ended September 30, 2014, are filed as Exhibit 99.4 to this Current Report on Form 8-K.

(c)	N/A

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description

Exhibit 2.1*	Agreement and Plan of Merger by and between the Company and South, dated as of June 10, 2014 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on June 11, 2014, and incorporated herein by reference).

Exhibit 2.2	First Amendment to Agreement and Plan of Merger by and between the Company and South, dated as of July 29, 2014 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on July 30, 2014, and incorporated herein by reference).

Exhibit 4.1	Amended and Restated Trust Agreement of FCB/SC Capital Trust I (previously filed as Exhibit 4.1 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.2	Form of Guarantee Agreement between South and Bankers Trust Company, as Guarantee Trustee (previously filed as Exhibit 4.2 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.3	Junior Subordinated Indenture between South and Bankers Trust Company, as Debenture Trustee (previously filed as Exhibit 4.3 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.4	First Supplemental Indenture between the Company and Deutsche Bank Trust Company Americas, successor to Bankers Trust Company, as Debenture Trustee, dated October 1, 2014 (previously filed as Exhibit 4.4 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 4.5	Form of New Junior Subordinated Debenture (previously filed as Exhibit 4.6 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.6	Amended and Restated Trust Agreement of FCB/SC Capital Trust II (previously filed as Exhibit 4.1 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.7	Form of Guaranty Agreement between South, as Guarantor, and Deutsche Bank Trust Company Americas, as Guarantee Trustee, dated as of May 7, 2004 (previously filed as Exhibit 4.2 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.8	Junior Subordinated Indenture between South and Deutsche Bank Trust Company Americas, as Debenture Trustee, dated as of May 7, 2004 (previously filed as Exhibit 4.3 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.9	First Supplemental Indenture between the Company and Deutsche Bank Trust Company Americas, as Debenture Trustee, dated October 1, 2014 (previously filed as Exhibit 4.9 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 4.10	Form of Certificate evidencing trust securities issued by FCB/SC Capital Trust II (previously filed as Exhibit 4.4 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.11	Form of Junior Subordinated Debentures issued by South to FCB/SC Capital Trust II (previously filed as Exhibit 4.5 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.12	Indenture dated April 5, 2005, between South and Deutsche Bank Trust Company Americas, as Trustee (previously filed as Exhibit 4.1 to South’s (Commission File No. 0-11172) Current Report on Form 8-K, filed with the Commission on April 11, 2005, and incorporated herein by reference).

Exhibit 4.13	First Supplemental Indenture dated April 5, 2005, between South and Deutsche Bank Trust Company Americas, as Trustee (previously filed as Exhibit 4.2 to South’s (Commission File No. 0-11172) Current Report on Form 8-K, filed with the Commission on April 11, 2005, and incorporated herein by reference).

Exhibit 4.14	Second Supplemental Indenture dated October 1, 2014, between the Company and Deutsche Bank Trust Company Americas, as Trustee (previously filed as Exhibit 4.14 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 4.15	8% Subordinated Note due 2018 (Louise T. Adams) (previously filed as Exhibit 4.15 to the Original Form 8-K, and incorporated herein by reference)

Exhibit 4.16	8% Subordinated Note due 2018 (Greta T. Covington) (previously filed as Exhibit 4.16 to the Original Form 8-K, and incorporated herein by reference)

Exhibit 4.17	8% Subordinated Note due 2018 (John H. Terrell, III) (previously filed as Exhibit 4.17 to the Original Form 8-K, and incorporated herein by reference)

Exhibit 23.1	Consent of Dixon Hughes Goodman LLP, Independent Auditor of South (previously filed as Exhibit 23.1 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 99.1	Press Release issued October 1, 2014 (previously filed as Exhibit 99.1 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 99.2	Consolidated Financial Statements of South and its Subsidiaries as of December 31, 2013 and 2012, and for each of the years in the three years ended December 31, 2013 (previously filed as Exhibit 99.2 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 99.3	Unaudited consolidated financial statements of South and its subsidiaries as of September 30, 2014, and for the three and nine months ended September 30, 2014 and 2013.

Exhibit 99.4	Unaudited pro forma combined consolidated financial information of the Company and South as of and for the nine months ended September 30, 2014.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CITIZENS BANCSHARES, INC.
(Registrant)

Date:	December 11, 2014	By:	/S/ CRAIG L. NIX
Craig L. Nix
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1*	Agreement and Plan of Merger by and between the Company and South, dated as of June 10, 2014 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on June 11, 2014, and incorporated herein by reference).

Exhibit 2.2	First Amendment to Agreement and Plan of Merger by and between the Company and South, dated as of July 29, 2014 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on July 30, 2014, and incorporated herein by reference).

Exhibit 4.1	Amended and Restated Trust Agreement of FCB/SC Capital Trust I (previously filed as Exhibit 4.1 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.2	Form of Guarantee Agreement between South and Bankers Trust Company, as Guarantee Trustee (previously filed as Exhibit 4.2 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.3	Junior Subordinated Indenture between South and Bankers Trust Company, as Debenture Trustee (previously filed as Exhibit 4.3 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.4	First Supplemental Indenture between the Company and Deutsche Bank Trust Company Americas, successor to Bankers Trust Company, as Debenture Trustee, dated October 1, 2014 (previously filed as Exhibit 4.4 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 4.5	Form of New Junior Subordinated Debenture (previously filed as Exhibit 4.6 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.6	Amended and Restated Trust Agreement of FCB/SC Capital Trust II (previously filed as Exhibit 4.1 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.7	Form of Guaranty Agreement between South, as Guarantor, and Deutsche Bank Trust Company Americas, as Guarantee Trustee, dated as of May 7, 2004 (previously filed as Exhibit 4.2 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.8	Junior Subordinated Indenture between South and Deutsche Bank Trust Company Americas, as Debenture Trustee, dated as of May 7, 2004 (previously filed as Exhibit 4.3 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.9	First Supplemental Indenture between the Company and Deutsche Bank Trust Company Americas, as Debenture Trustee, dated October 1, 2014 (previously filed as Exhibit 4.9 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 4.10	Form of Certificate evidencing trust securities issued by FCB/SC Capital Trust II (previously filed as Exhibit 4.4 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.11	Form of Junior Subordinated Debentures issued by South to FCB/SC Capital Trust II (previously filed as Exhibit 4.5 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.12	Indenture dated April 5, 2005, between South and Deutsche Bank Trust Company Americas, as Trustee (previously filed as Exhibit 4.1 to South’s (Commission File No. 0-11172) Current Report on Form 8-K, filed with the Commission on April 11, 2005, and incorporated herein by reference).

Exhibit 4.13	First Supplemental Indenture dated April 5, 2005, between South and Deutsche Bank Trust Company Americas, as Trustee (previously filed as Exhibit 4.2 to South’s (Commission File No. 0-11172) Current Report on Form 8-K, filed with the Commission on April 11, 2005, and incorporated herein by reference).

Exhibit 4.14	Second Supplemental Indenture dated October 1, 2014, between the Company and Deutsche Bank Trust Company Americas, as Trustee (previously filed as Exhibit 4.14 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 4.15	8% Subordinated Note due 2018 (Louise T. Adams) (previously filed as Exhibit 4.15 to the Original Form 8-K, and incorporated herein by reference)

Exhibit 4.16	8% Subordinated Note due 2018 (Greta T. Covington) (previously filed as Exhibit 4.16 to the Original Form 8-K, and incorporated herein by reference)

Exhibit 4.17	8% Subordinated Note due 2018 (John H. Terrell, III) (previously filed as Exhibit 4.17 to the Original Form 8-K, and incorporated herein by reference)

Exhibit 23.1	Consent of Dixon Hughes Goodman LLP, Independent Auditor of South (previously filed as Exhibit 23.1 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 99.1	Press Release issued October 1, 2014 (previously filed as Exhibit 99.1 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 99.2	Consolidated Financial Statements of South and its Subsidiaries as of December 31, 2013 and 2012, and for each of the years in the three years ended December 31, 2013 (previously filed as Exhibit 99.2 to the Original Form 8-K, and incorporated herein by reference).

Exhibit 99.3	Unaudited consolidated financial statements of South and its subsidiaries as of September 30, 2014, and for the three and nine months ended September 30, 2014 and 2013.

Exhibit 99.4	Unaudited pro forma combined consolidated financial information of the Company and South as of and for the nine months ended September 30, 2014.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.